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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 14, 2000

                   BEAR STEARNS ASSET BACKED SECURITIES, INC.

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             (Exact name of registrant as specified in its charter)

         Delaware                   333-43278               13-3836437
----------------------------       -----------            ----------------
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
     of Incorporation)             File Number)          Identification No.)

              245 Park Avenue
             New York, New York                               10167
 ----------------------------------------                   ----------
 (Address of Principal Executive Offices)                   (Zip Code)

        Registrant's telephone number, including area code (212) 272-4095
                                                           ---------------------


                                    No Change
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          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibit 25.1.  Form T-1 Statement of Eligibility.


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                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                            BEAR STEARNS ASSET BACKED SECURITIES, INC., as Depositor and on behalf of ABFS Mortgage Loan Trust 2000-4

                            Registrant

                            By: /s/ Timothy J. Small
                                -------------------------------------------
                                Name: Timothy J. Small
                                Title: Executive Vice President/
                                       Assistant Secretary


Dated:  December 14, 2000


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                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

Exhibit 25.1.       Form T-1 Statement of Eligibility








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